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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 28, 2004


                                IBT BANCORP, INC.
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             (Exact name of Registrant as specified in its Charter)



         Pennsylvania                  1-31655                 25-1532164
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(State or other jurisdiction        (Commission          (IRS Employer
       of incorporation)            File Number)         Identification No.)




309 Main Street, Irwin, Pennsylvania                                     15642
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(Address of principal executive offices)                              (Zip Code)



       Registrant's telephone number, including area code: (724) 863-3100
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                                 Not Applicable
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          (Former name or former address, if changed since last Report)


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Item 7.  Financial Statements and Exhibits
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         (c) Exhibits

         Exhibit 99.1 -- Press Release dated July 28, 2004.


Item 12. Results of Operation and Financial Condition
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         On July 28, 2004, the  Registrant  issued a press release to report its results of operations for the quarter and six months ended June 30, 2004. A copy of the press release is furnished with this Form 8-K as an exhibit.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              IBT BANCORP, INC.


Date:  July 28, 2004                          By:  /s/Charles G. Urtin
                                                   -----------------------------
                                                    Charles G. Urtin
                                                    President and
                                                    Chief Executive Officer